Fair value measurement	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Fair value measurement
10.	Fair value measurement

Set out below is a comparison by class of the carrying amounts and fair value of the Group’s financial liabilities that are carried in the consolidated financial statements:

		December 31, 2018		December 31, 2017
	Level	Carrying amount	Fair value	Carrying amount	Fair value
Financial liabilities measured at amortised cost
Loans and borrowings:
— Floating rate loans and borrowings	3	384,608	356,444	402,024	355,794
— Bonds	1	11,195	10,876	14,759	13,984
— Fixed rate loans and borrowings	3	23,029	21,852	23,110	20,505
Other non-current financial liabilities (Note 11.4)	3	44,510	40,528	40,916	33,854
Financial liabilities measured at fair value
Other current financial liabilities (Note 11.5)	2	—	—	734	734

Total		463,342	429,700	481,543	424,871

The fair value of loans and borrowings was calculated based on the present value of future principal and interest cash flows, discounted at the Group’s interest rates adjusted for risk premium at the reporting dates (Level 3).

Management assessed that the fair values of cash and short-term deposits, trade receivables, trade payables, bank overdrafts and other current financial liabilities approximate their carrying amounts largely due to the short-term maturities of these instruments.

As of December 31, 2018 and 2017, trade receivables of RUB 1,938 million and RUB 1,348 million arising from provisionally priced contracts were measured at fair value through profit or loss upon recognition (level 2).

The fair value of the financial assets and liabilities is included at the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.